SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 17, 2000
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                               Evans Systems, Inc.
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(Exact name of registrant as specified in its charter)


Texas                              0-21956                  74-1613155
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)


                   720 Avenue F North, Bay City, Texas 77414
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                     Address of principal executive offices


Registrant's telephone number, including area code: (409) 245-2424
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                                      N/A
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(Former name or former address, if changed since last report.)




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         Item 5.  Other Events.

         On February 17, 2000, Evans Systems, Inc. (Nasdaq: EVSI) (the "Company") received a letter from the Nasdaq Stock Market ("Nasdaq") informing the Company that Nasdaq has determined to delist the Company's securities from The Nasdaq Stock Market effective with the close of business, February 17, 2000. For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as Exhibit 99.1.


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         Exhibit No.                     Exhibits
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         99.1           News Release of Evans Systems dated February 18, 2000





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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EVANS SYSTEMS, INC.


Dated: February 18, 2000                 By:/s/ Richard A. Goeggel
                                            ------------------------------------
                                            Name: Richard A. Goeggel
                                            Title: Vice President and Chief
                                                   Financial Officer





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